Investor Update

San Francisco, CA
March 3 - 4, 2010

forward-looking statement…
During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”
The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.  Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

who we are…
Above data as of 12/31/09
(1) Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.
¾ 661,000 customers
 » 396,000 electric
 » 265,000 natural gas
¾ Approximately 123,000 square
 miles of service territory in
 Montana, South Dakota, and Nebraska
 » 32,000 miles of electric T&D lines
 » 8,400 miles of natural gas T&D pipelines
 » 18 Bcf natural gas storage
¾ Total generation (mostly base load coal)
 » MT - 222 MW - regulated beginning 1/1/09
 » SD - 312 MW - regulated
¾ Total Assets: $2,795 MM
¾ Total Capitalization: $1,774 MM(1)
¾ Total Employees: 1,354
Located in states with relatively stable economies with potential grid expansion in the Northwest region.

¾ Solid operations
 » Cost competitive
 » Above-average reliability
 » Award-winning customer service
¾ Improving credit ratings and strong balance sheet and liquidity
 » Secured and unsecured investment grade ratings
 » Moody’s has us on “positive” outlook
¾ Positive earnings and ROE trend
 » Colstrip Unit 4 into rates effective January 1, 2009
 » Delivery services rate cases for Montana electric and natural gas
¾ Strong cash flows
 » NOLs and repair tax deduction provide an effective tax shield until likely 2014
¾ Competitive dividend
 » Current yield approximately 5.2%
¾ Improving regulatory environment
¾ Realistic growth prospects

NorthWestern’s attributes…

improving credit ratings…

strong balance sheet and liquidity…
¾ Debt / Total capitalization of 55.6% (12/31/09)
¾ October 2009
 » $55 million, 30 year First Mortgage Bonds issued at 5.71%
¾ June 2009
 » Extended unsecured revolver maturity to June 30, 2012
 » Increased size from $200 million to $250 million
¾ March 2009
 » $250 million, 10 year First Mortgage Bonds issued at 6.34%
¾ Total liquidity currently in the $230 million range
¾ Nearly all long-term debt matures after 2014

positive earnings and ROE trend…
Recent authorized ROE’s: Mill Creek (10.25%)
and Colstrip Unit 4 (10.00%).

strong cash flows…
Earnings growth, NOLs, and repairs tax deduction provide strong cash flows to fund future growth projects.

pension funding and expense…

2009 return in excess of 20%. Moved from 62% funded at
12/31/2008 to 94% funded at 12/31/2009.

competitive dividend…

Goal for dividend payout ratio of 60% - 70%.
Current dividend yield about 5.2%.

regulatory update…
¾ Montana
 » Rate cases filed October 2009 requesting $17.5 million revenue increase
 ♦ November 2009 the MPSC determined the initial filing failed to comply with MPSC applicable minimum filing requirements, primarily related to allocated cost of service and rate design
 ♦ On February 2, 2010 our supplemental filing was accepted as compliant
 ♦ Final order and rate adjustment now expected by October 11, 2010
 » Mill Creek Generation Station filed with MPSC
 ♦ MPSC approved in 2Q 2009
 ♦ Under construction with $84.7 million capitalized CWIP as of 12/31/09
 » Colstrip Unit 4 placed into rate base starting January 2009
¾ South Dakota / Nebraska
 » Evaluate whether to file natural gas rate cases during late 2010
¾ FERC
 » Working with FERC for MSTI rate design
 ♦ FERC encouraged Company to develop MSTI on a cost of service basis by requesting appropriate tariff waivers from existing OATT
 » FERC approved 230kV Renewable Collector System open season
Establishing positive regulatory regulations in all jurisdictions.

near-term potential earnings drivers…
¾ 2010
 » Expecting modest growth in volumes and economic activity
 ♦ Due to higher mix of residential/commercial vs. industrial customers as compared to other utilities
 ● Electric: 69% Residential & Commercial, 31% Industrial
 ● Natural Gas: 99% Residential & Commercial, 1% Industrial
 » Montana rate adjustment expected to take effect last quarter of 2010
¾ 2011
 » In 2011 we anticipate:
 ♦ Full year effect of Montana rate adjustment
 ♦ Potential South Dakota and Nebraska natural gas rate adjustments
 ♦ Mill Creek in rate base
 ● Approximately $10 million annualized contribution to net income
Near-term earnings drivers independent of transmission
projects.

longer-term potential earnings drivers…
¾ Distribution system enhancements
 » Exploring incremental rate based investment (early stages)
¾ Energy supply
 » Mill Creek Generation Station
 » South Dakota peaking generation
 » Natural gas reserves (early stages)
 » Wind projects and other renewable projects (early stages)
 » Big Stone pollution control equipment (early stages)
¾ Transmission projects
 » Colstrip 500 kV upgrade
 » 230 kV Renewable Collector System
 » Mountain States Transmission Intertie (MSTI)
 » Electric Transmission America (ETA) (early stages)
 » Green Power Express (ITC) (early stages)

Balanced growth opportunities across the business.

great wind potential in our service territory…

service territory is a link between supply…

and demand…

our proposed transmission projects…

capex spending - next few years…
Additional equity not
anticipated until we proceed
with MSTI or other major
investments not shown here.
We will move forward with
the funding of these projects
only when they make
economic sense.
MSTI project is now slated for
early 2015 and capex has
been modified accordingly.
Capital still shown at 100%
but still evaluating partners.
Utility Maintenance
Capex is funded 100%
by free cash flow.

growth project potential…
Opportunity to double and diversify earnings as compared with our existing $1.5 billion rate base.

growth project milestones ’10 & ’11…
2010
Mill Creek
¾Test “fire” the turbines
Q3
¾Periodic filings with MPSC
Qtrly
¾Complete Construction
Q4
¾Commercial operation date
Q4
500 kV Upgrade
¾Finalize commercial terms with partners
Q4
¾WECC phase 1 planning process completed
Q4
¾Decision point on proceeding w/construction
Q4
230 kV Collector System
¾Open season information meeting
Q1
¾Collector open season commences
Q2
¾LGIA tendered to qualified participants
Q4
MSTI
¾Draft EIS
Q1
¾Phase 1 of open season
Q2
¾Phase 2 of open season
Q3
¾EIS Record of Decision
Q4
2011
Mill Creek
¾Providing regulating services ¾Tariffs filed for rates ¾MPSC prudence review filing	Q1 Q1 Q1
500 kV Upgrade
¾WECC phase 2 rating	Q3
¾Construction begins	Q3
230 kV Collector System
¾Open season results posted	Q1
¾Customers provide full credit support	Q1
¾FERC approvals of OATT waivers	Q2
¾WECC regional planning approval	Q4
MSTI
¾Open season results posted	Q1
¾FERC approvals of OATT waivers	Q1
¾Customers provide full credit support	Q2
¾Begin right of way procurement	Q4

in summary…
¾ Solid operations
¾ Improving credit ratings and strong balance
 sheet and liquidity
¾ Positive earnings and ROE trend
¾ Strong cash flows
¾ Competitive dividend
¾ Improving regulatory environment
¾ Realistic growth prospects

Appendix

income statement…
Appendix

2008 - 2009 earnings bridge…
Prior earnings
guidance for 2009 of
$1.75 - $1.85 was
revised upward to
$1.95 - $2.05 on
October 28, 2009 due
to repairs tax
deduction.
Appendix

2009 - 2010 earnings bridge…

Appendix

balance sheet…

Appendix

cash flow…

Appendix

MPSC rate request…
¾ Requested revenue increase of $17.5 million
 » Electric T&D = $15.5 million (6.98%)
 » Natural gas T&D = $2.0 million (1.89%)
 » Expect decision by October 11, 2010
 » Interim rates requested
 » Increase primarily due to pension and wage increases
¾ Requested for both Electric and Natural Gas Cases
 » ROE of 10.90%
 » Ratio of 50.55% debt / 49.45% equity
 » Cost of debt of 5.76%
 » Resulting cost of capital of 8.30%
 » Electric and Natural Gas rate base of $632 million and $257 million, respectively
Rate request excludes Colstrip Unit 4 generation and the
under-construction Mill Creek Generation Plant.
Appendix

repairs tax deduction impact…
As pre-tax income increases the repairs tax deduction benefit, as a % of the effective tax rate, decreases.
Appendix
Sample calculation

Montana rate filing…
The above demonstrates the impact of our repairs tax deduction on our current rate filing in Montana. The reduction in our income tax expense has been passed through to customers in the form of a lower rate request while leaving NorthWestern “whole”.
Appendix